CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the inclusion of our report dated February 19, 2003 in this Registration Statement (Form N-14 No. 002-97596) of Van Eck Funds.





                                                         /s/ ERNST & YOUNG LLP
                                                         ---------------------
                                                             ERNST & YOUNG LLP



New York, New York
August 4, 2003